                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Michael C. Kearney, Chief Financial Officer of Hydril Company, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 11, 2004                        /s/ Michael C. Kearney
                                               -----------------------
                                               Michael C. Kearney
                                               Chief Financial Officer